DATE:                               February 27, 2007

TO:                                 Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest
                                    Trust with respect to RALI Series 2007-QO2 Trust, Mortgage Asset-Backed
                                    Pass-Through Certificates, Series 2007-QO2
ATTENTION:                          Trust Administration
TELEPHONE:                          1 714 247 6000
FACSIMILE:                          1 714 855 1557

FROM:                               Deutsche Bank AG, New York Branch

ATTENTION:                          New York Derivatives Documentation
TELEPHONE:                          1 212 250 9425
FACSIMILE:                          1 212 797 0779
EMAIL:                              NYderivative.documentation@db.com

OUR REFERENCE:                      Global No. N577315N

RE:                                 Interest Rate Swap Transaction

The purpose of this  long-form  confirmation  ("CONFIRMATION")  is to confirm the terms and conditions of the current
Transaction  entered into on the Trade Date specified below (the  "TRANSACTION")  between  Deutsche Bank AG, New York
Branch  ("PARTY  A") and  Deutsche  Bank  Trust  Company  Americas,  not in its  individual  capacity,  but solely as
Supplemental  Interest Trust Trustee for the Supplemental  Interest Trust with respect to RALI Series 2007-QO2 Trust,
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2007-QO2 ("PARTY B" or the "SUPPLEMENTAL  INTEREST TRUST")
created under Pooling and Servicing  Agreement,  dated as of February 1, 2007, among Residential Accredit Loans, Inc.
(the  "DEPOSITOR"),  Residential  Funding  Company,  LLC (the  "MASTER  SERVICER")  and Deutsche  Bank Trust  Company
Americas  (the  "TRUSTEE")  (the  "POOLING AND  SERVICING  AGREEMENT").  This  Confirmation  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth below and  replaces any previous  agreement  between  us  with  respect  to the  subject  matter  hereof.  This  Confirmation  constitutes  a
"CONFIRMATION"  and also constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement,  and Paragraph 13 of a
Credit Support Annex to the Schedule.

1.       This  Confirmation  shall  supplement,  form a part of, and be subject to an  agreement in the form of the
         ISDA  Master  Agreement  (Multicurrency  -  Cross  Border)  as  published  and  copyrighted  in  1992 by the
         International  Swaps and  Derivatives  Association,  Inc. (the "ISDA MASTER  AGREEMENT"),  as if Party A and
         Party B had executed an  agreement  in such form on the date hereof,  with a Schedule as set forth in Item 3 of this  Confirmation,  and an ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New
         York Law Only version) as published  and  copyrighted  in 1994 by the  International  Swaps and  Derivatives
         Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT  SUPPORT  ANNEX").
         For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such
         ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following  documents,  the relevant document first listed shall govern:  (i) this  Confirmation,  exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof,  which are incorporated by reference  into the Schedule;  (iii) the Credit  Support Annex;  (iv) the  Definitions;  and (v) the ISDA
         Master Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each herein  reference to a "Part" will be construed  as a reference  to the  provisions  herein deemed incorporated in a Schedule to the ISDA Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Swap

         Notional Amount:                            With respect to any Calculation  Period,  the amount set forth on Schedule I attached hereto for such Calculation Period.

         Trade Date:                                 February 23, 2007

         Effective Date:                             February 27, 2007

         Termination Date:                           February 25, 2012,  subject to adjustment  in accordance  with the Business Day Convention;  provided,  however, that for the purpose  of  determining  the  final  Floating  Rate  I  Payer
                                                     Period  End Date,  Termination  Date  shall be  subject  to No
                                                     Adjustment.

         Floating Amount I:

                  Floating Rate I Payer:             Party B

                  Floating Rate I Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  March 25,  2007,  and  ending on the
                                                     Termination Date, with No Adjustment.

                  Floating Rate I Payer
                  Payment Dates:                     Early  Payment  shall  be  applicable.  Each  Floating  Rate I
                                                     Payer  Payment Date shall be one (1)  Business  Day  preceding the related Floating Rate I Payer Period End Date.

                  Floating Rate I Option:            The Floating  Rate I Option  (referred to as One-year  MTA) is defined as the  twelve-month  average of the monthly  Treasury constant  maturity  rates as published in the Federal  Reserve
                                                     Statistical  Release:  "Selected Interest  Rates / H.15".  The
                                                     twelve-month  average is  determined  by adding  together  the constant  maturity  rates for the most  recent  twelve  months and  dividing  by  twelve.  The  result is  rounded  up to the nearest  one-thousandth  of one percent.  The Floating  Rate I
                                                     Option may be  determined  through  the  Bloomberg  service by typing  "12MTA  < Index >  DES <Go >",  where  < Index >is the F10 key and < Go > is the "Enter" or "Return" key.

                                                     The Floating  Rate I Option used for each  Calculation  Period will be the  most  recent  Floating  Rate I  Option  available fifteen  calendar  days prior to the first day of the calendar month in which such Calculation Period begins.

                  Floating Amount I:                 For any Floating  Rate I Payer  Payment  Date, an amount equal to the sum of (x)  Notional  Amount * (Floating  Rate I Option
                                                     plus 0.37%) * Floating  Rate I Payer Day Count  Fraction  plus
                                                     (y) the  Deferred Net Swap Amount for the  preceding  Floating
                                                     Rate I Payer  Payment Date plus  interest on such Deferred Net
                                                     Swap Amount accrued during the current  Calculation  Period on such  Deferred  Net  Swap  Amount  at  a  rate  equal  to  the
                                                     Floating Rate I Option plus 0.37% per annum.

                  Deferred Net Swap Amount:          For any Floating Rate I Payer  Payment Date on which  Floating
                                                     Amount I is greater than  Floating  Amount II, an amount equal to the  lesser of (a) the  excess,  if any,  of (x) the excess of  Floating  Amount I over  Floating  Amount II,  over (y) an amount  equal to the  Available  Distribution  Amount  for the
                                                     Distribution  Date which falls in the same  calendar  month as such  Floating  Rate  I  Payer  Payment  Date  (in  each  case determined  without regard to adjustment  relating to business days) (the "related  Distribution  Date") and (b) Net Deferred
                                                     Interest for the related Distribution Date.

                                                     For any Floating Rate I Payer  Payment Date on which  Floating
                                                     Amount I is not greater than Floating Amount II, zero.

                  Floating Rate I Payer
                  Adjusted Payment                   Notwithstanding  anything to the  contrary  in the  definition of Floating  Amount I, on any  Floating  Rate I Payer  Payment
                                                     Date (other than the  Floating  Rate I Payer  Payment  Date in
                                                     February  2012) on which  Floating  Amount I exceeds  Floating
                                                     Amount  II,  the  Floating  Rate I Payer  shall  owe an amount equal to Floating  Amount I reduced by the  Deferred  Net Swap
                                                     Amount.

                  Floating Rate I Day
                  Count Fraction:                    30/360

                  Calculation Agent:                 Party A

         Floating Amount II:

                  Floating Rate II Payer:            Party A

                  Floating Rate II Payer
                  Period End Dates:                  The 25th  calendar  day of each month  during the Term of this
                                                     Transaction,  commencing  March 25,  2007,  and  ending on the
                                                     Termination  Date,  subject to adjustment  in accordance  with the Business Day Convention.

                  Floating Rate II Payer
                  Payment Dates:                     Early  Payment  shall  be  applicable.  The  Floating  Rate II
                                                     Payer  Payment Date shall be one (1)  Business  Day  preceding each Floating Rate II Payer Period End Date.

                  Floating Rate II Option:           USD-LIBOR-BBA

                  Designated Maturity:               One month

                  Floating Amount II:                Notional  Amount * Floating  Rate II Option * Floating Rate II
                                                     Day Count Fraction

                  Floating Rate II Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

                  Calculation Agent:                 Party A

3.       Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that Section  5(a)(i) is hereby amended by replacing the word "third"
                  with the word  "first";  provided,  further,  that  notwithstanding  anything  to the  contrary  in
                  Section  5(a)(i),  any failure by Party A to comply with or perform any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section 5(a)(i) unless (A) a Required  Ratings  Downgrade Event has occurred and been continuing  for 30 or more Local  Business  Days and (B) such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's
                  obligations  under  Paragraph  3(b)  of  the  Credit  Support  Annex;   provided,   however,   that
                  notwithstanding  anything  to the  contrary  in  Section  5(a)(iii)(1),  any  failure by Party A to comply  with or perform  any  obligation  to be  complied  with or  performed  by Party A under the
                  Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A)
                  a Required  Ratings  Downgrade Event has occurred and been continuing for 30 or more Local Business
                  Days and (B) such  failure is not  remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B;
                  provided,  however, that,  notwithstanding the foregoing, an Event of Default shall not occur under either Section  5(a)(vi)(1) or Section  5(a)(vi)(2) if (A) (I) the default,  or other similar event or  condition  referred  to in Section  5(a)(vi)(1)  or the  failure to pay  referred to in Section
                  5(a)(vi)(2) is a failure to pay or deliver caused by an error or omission of an  administrative  or operational  nature,  and (II) funds or the asset to be delivered  were  available to such party to enable it to make the relevant  payment or delivery  when due and (III) such payment or delivery is made within three (3) Local  Business Days  following  receipt of written notice from an interested party of such failure to pay, or (B) such party was  precluded  from paying,  or was unable to pay, using  reasonable  means,  through the office of the party through which it was acting for purposes of the relevant Specified  Indebtedness,  by reason of force majeure,  act of State,  illegality or impossibility.

                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified  Indebtedness"  will have the  meaning  specified  in Section 14 , except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

                  "Threshold  Amount"  means with  respect to Party A an amount  equal to three  percent  (3%) of the
                  Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                  "Shareholders'  Equity"  means with  respect to an  entity,  at any time,  the sum (as shown in the most  recent  annual  audited  financial  statements  of  such  entity)  of (i) its  capital  stock
                  (including  preferred stock)  outstanding,  taken at par value,  (ii) its capital surplus and (iii)
                  its retained  earnings,  minus (iv)  treasury  stock,  each to be  determined  in  accordance  with generally accepted accounting principles.

(vii)    The  "BANKRUPTCY"  provisions of Section  5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any appointment to which Party B has not become  subject),  (7) and (9) will not apply to Party B; provided that, with respect  to Party B only,  Section  5(a)(vii)(4)  is  hereby  amended  by  adding  after  the words
                  "against it" the words  "(excluding  any proceeding or petition  instituted or presented by Party A or its  Affiliates)",  and Section  5(a)(vii)(8)  is hereby  amended by deleting  the words "to (7)
                  inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)   The "MERGER  WITHOUT  ASSUMPTION"  provisions of Section  5(a)(viii)  will apply to Party A and will apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)       PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market  Quotation  will apply,  provided,  however,  that, in the event of a Derivative  Provider  Trigger
                  Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by a Reference  Market-maker that is an Eligible Replacement,  (2)
                           for an amount that would be paid to Party B (expressed  as a negative  number) or by Party
                           B (expressed as a positive number) in  consideration  of an agreement  between Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and (3) made on the basis  that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                           Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that would,  but  for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT"  means,  with respect to any Early  Termination  Date,  an amount (as determined by Party B) equal to:

                           (a)      If a  Market  Quotation  for the  relevant  Terminated  Transaction  or  group of
                                    Terminated  Transactions  is accepted by Party B so as to become legally  binding on or before the day falling ten Local  Business  Days after the day on which the
                                    Early  Termination  Date is designated,  or such later day as Party B may specify in writing to Party A, but in either  case no later than one Local  Business  Day prior to the Early  Termination  Date (such day,  the "Latest  Settlement  Amount
                                    Determination  Day"), the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the relevant Terminated Transaction or group of Terminated  Transactions has been accepted  by  Party B so as to  become  legally  binding  and one or more  Market
                                    Quotations  from  Approved  Replacements  have been made and  remain  capable  of becoming legally binding upon acceptance,  the Settlement  Amount shall equal the
                                    Termination  Currency  Equivalent of the amount (whether positive or negative) of the lowest of such Market  Quotations (for the avoidance of doubt,  the lowest of such  Market  Quotations  shall be the lowest  Market  Quotation  of such  Market
                                    Quotations  expressed as a positive  number or, if any of such Market  Quotations is expressed as a negative number,  the Market Quotation  expressed as a negative number with the largest absolute value); or

                           (c)      If, on the Latest  Settlement Amount  Determination  Day, no Market Quotation for
                                    the  relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by Party B so as to become legally binding and no Market  Quotation from an  Approved  Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the Settlement  Amount shall equal Party B's Loss (whether  positive or  negative  and  without  reference  to any Unpaid  Amounts)  for the  relevant
                                    Terminated Transaction or group of Terminated Transactions.

                  (C)      If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable by Party A under the  immediately  preceding  clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market  Quotations  from Approved  Replacements  remain  capable of becoming  legally binding  upon  acceptance,  Party B shall be  entitled  to accept  only the lowest of such
                           Market  Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                           Quotation expressed as a negative number with the largest absolute value).

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on: the accuracy of any  representations  made  by  the  other  party  pursuant  to  Section  3(f)  of  this
                           Agreement;  (ii) the  satisfaction  of the  agreement  contained  in Section  4(a)(i) or
                           4(a)(iii)  of  this  Agreement  and  the  accuracy  and  effectiveness  of any  document provided  by  the  other  party  pursuant  to  Section  4(a)(i)  or  4(a)(iii)  of  this
                           Agreement;  and (iii) the  satisfaction of the agreement of the other party contained in
                           Section  4(d)  of this  Agreement,  provided  that  it  shall  not be a  breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           It  is  a  "foreign  person"  within  the  meaning  of  the  applicable  U.S.   Treasury
                           Regulations  concerning  information  reporting and backup withholding tax (as in effect on January 1, 2001),  unless  Party A provides  written  notice to Party B that it is no longer a foreign  person.  In  respect  of any  Transaction  it enters  into  through an office or  discretionary  agent in the United States or which otherwise is allocated for
                           United  States  federal  income tax  purposes to such United  States  trade or makes the following representation(s):

                  (B)      Party B makes the following representation(s):

                           None.

(b)      TAX PROVISIONS.

         (i)      GROSS  UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and  Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be required  to pay any  additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax"  in  Section  14 is  deleted  in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and,  in  relation to payments by Party B, no Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A                A  correct,  complete  and  duly  executed  U.S.   (i) upon  execution of this  Agreement,  (ii)
                       Internal  Revenue  Service  Form W-8ECI or other   on or before  the first  payment  date  under
                       applicable   form   (or   successor    thereto),   this Agreement,  including any Credit Support
                       together  with  appropriate  attachments,   that   Document,  (iii) promptly upon the reasonable
                       eliminates U.S.  federal  withholding and backup   demand  by  Party  B,   (iv)   prior  to  the
                       withholding  Tax on  payments  to  Party A under   expiration or  obsolescence of any previously
                       this Agreement.                                    delivered  form,  and (v)  promptly  upon the
                                                                          information on any such previously  delivered
                                                                          form becoming inaccurate or incorrect.
Party B                Party B will  deliver at closing  completed  and   (i) upon  execution of this  Agreement,  (ii)
                       executed United States Internal  Revenue Service   on or before  the first  payment  date  under
                       Form  W-9  or  other  applicable  form  (or  any   this Agreement,  including any Credit Support
                       successor  thereto) with respect to any payments   Document,  (iii) promptly upon the reasonable
                       received  or to be  received  by Party  B,  that   demand  by  Party  A,   (iv)   prior  to  the
                       eliminates U.S.  federal  withholding and backup   expiration or  obsolescence of any previously
                       withholding  Tax on  payments  to  Party B under   delivered  form, and (v) promptly upon actual
                       this Agreement,  and may deliver other tax forms   knowledge  that the  information  on any such
                       relating to the beneficial  owner of payments to   previously     delivered     form    becoming
                       Party B under this Agreement from time to time.    inaccurate or incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered (unless otherwise publicly available)
are:

PARTY REQUIRED TO      FORM/DOCUMENT/                           DATE BY WHICH TO                         COVERED BY
DELIVER DOCUMENT       CERTIFICATE                              BE DELIVERED                             SECTION 3(D)
                                                                                                         REPRESENTATION
Party A and            Any   documents   required   by   the    Upon the execution and delivery of       Yes
Party B                receiving   party  to  evidence   the    this Agreement
                       authority of the delivering  party or
                       its Credit Support Provider,  if any,
                       for it to  execute  and  deliver  the
                       Agreement,  this  Confirmation,   and
                       any  Credit   Support   Documents  to
                       which it is a party,  and to evidence
                       the   authority  of  the   delivering
                       party or its Credit Support  Provider
                       to perform its obligations  under the
                       Agreement,  this Confirmation and any
                       Credit Support Document,  as the case
                       may be
Party A and            A certificate of an authorized  officer  Upon the execution and delivery of       Yes
Party B                of the party,  as to the incumbency and  this Agreement
                       authority  of the  respective  officers
                       of the  party  signing  the  Agreement,
                       this  Confirmation,  and  any  relevant
                       Credit  Support  Document,  as the case
                       may be
Party A                Annual  Report  of  Party A  containing  Promptly upon becoming publicly          Yes
                       consolidated    financial    statements  available
                       certified  by   independent   certified
                       public   accountants  and  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                Quarterly   Financial   Statements   of  Promptly upon becoming publicly          Yes
                       Party    A    containing     unaudited,  available
                       consolidated  financial  statements  of
                       Party A's fiscal  quarter  prepared  in
                       accordance   with  generally   accepted
                       accounting  principles  in the  country
                       in which Party A is organized
Party A                An   opinion  of  counsel  to  Party  A  Upon the execution and delivery of       No
                       acceptable  in form  and  substance  to  this Agreement
                       Party B

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Any notice to Party A relating to a  particular  Transaction  shall be delivered to the address or facsimile number  specified in the Confirmation of such  Transaction.  Any notice delivered for purposes of Sections 5 and 6 (other  than  notices  under  Section  5(a)(i)  with  respect to Party A) of this  Agreement  shall be delivered to the following address:

                                    Deutsche Bank AG, Head Office
                                    Taunusanlage 12
                                    60262 Frankfurt
                                    GERMANY
                                    Attention:  Legal Department
                                    Fax No:  0049 69 910 36097

                  (For all purposes)

         Address for notices or communications to Party B:

                  Address:          Deutsche Bank Trust Company Americas
                                    1761 E. St. Andrew Place
                                    Santa Ana, CA  92705
                  Attention:        Trust Admin - RF0702
                  Tel:              714 247 6000
                  Fax:              714 855 1557

                  (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions  of Section  10(a) will apply to this  Agreement;  neither Party A nor Party B has any  Offices  other than as set forth in the  Notices  Section  and Party A agrees  that,  for  purposes  of
         Section  6(b) of this  Agreement,  it shall not in the future  have any Office  other than one in the United
         States.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and any guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's obligations under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          The  guarantor  under any  guarantee  in  support  of Party  A's  obligations  under  this
                           Agreement.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING  OF  PAYMENTS.  The  parties  agree  that  subparagraph  (ii) of  Section  2(c)  will  apply to each
         Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of
         Section 6(b)(ii).

PART 5.           OTHERS PROVISIONS.

(a)      DEFINITIONS.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii) is hereby  amended by adding the  following at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  Party A is acting for its own account and with  respect to Party B,
                                    the   Supplemental   Interest  Trust  Trustee  is  executing  this  Agreement  as
                                    Supplemental  Interest  Trust  Trustee  on  behalf  of the  Trust.  (i) It is not relying on any  statement  or  representation  of the other party  regarding  the
                                    Transaction  (whether written or oral), other than the representations  expressly made in this Agreement or the  Confirmation  in respect of that  Transaction  and
                                    (ii) it has consulted with its own legal, regulatory, tax, business,  investment, financial and accounting  advisors to the extent it has deemed necessary,  and it has made its own  investment,  hedging and trading  decisions  based upon its own judgment and upon any advice from such  advisors as it has deemed  necessary  and not upon any view expressed by the other party.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision  to  enter  into the  Transaction  and (ii) It  understands  the  terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii)  is hereby  amended by (i)  deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of subparagraph  (i)
                  and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FIRST RATING TRIGGER  COLLATERAL.  If (A) it is not the case that a Moody's  Second Trigger  Ratings Event has occurred and been  continuing  for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any  obligation  to be complied  with or performed by Party A in  accordance with the Credit  Support  Annex,  then an  Additional  Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole  Affected  Party with  respect to such  Additional
                  Termination Event.

(II)     SECOND  RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has  occurred and been continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement  has made a Firm  Offer to be the  transferee  of all of Party A's  rights  and  obligations  under this
                  Agreement  (and such Firm  Offer  remains  an offer  that will  become  legally  binding  upon such
                  Eligible  Replacement upon acceptance by the offeree) and/or (ii) an Eligible  Guarantor has made a
                  Firm Offer to provide an Eligible  Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor  immediately upon acceptance by the offeree),  then an
                  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

         (iii)    AMENDMENT OF POOLING AND SERVICING  AGREEMENT.  If,  without the prior  written  consent of Party A where such consent is required  under the Pooling and Servicing  Agreement  (such consent not to be unreasonably  withheld),  an  amendment  is made  to the  Pooling  and  Servicing  Agreement  which amendment could  reasonably be expected to have a material adverse effect on the interests of Party
                  A  (excluding,  for the avoidance of doubt,  any  amendment to the Pooling and Servicing  Agreement that is entered into solely for the purpose of appointing a successor  servicer,  master  servicer, securities  administrator,  trustee or other service provider) under this Agreement,  an Additional
                  Termination  Event  shall  have  occurred  with  respect  to Party B and  Party B shall be the sole
                  Affected Party with respect to such Additional Termination Event.

         (iv)    OPTIONAL  TERMINATION  OF  SECURITIZATION.  An Additional  Termination  Event shall occur upon the notice to  Certificateholders  of an Optional  Termination  becoming  unrescindable  in accordance with Article IX of the Pooling and Servicing  Agreement  (such notice,  the "OPTIONAL  TERMINATION
                 NOTICE").  With  respect  to such  Additional  Termination  Event:  (A)  Party B shall be the sole
                 Affected  Party;  (B)  notwithstanding  anything to the  contrary  in Section  6(b)(iv) or Section
                 6(c)(i),  the final  Distribution  Date  specified  in the Optional  Termination  Notice is hereby designated as the Early  Termination Date for this Additional  Termination Event in respect of all
                 Affected  Transactions;  (C)  Section  2(a)(iii)(2)  shall  not  be  applicable  to  any  Affected
                 Transaction  in  connection  with the  Early  Termination  Date  resulting  from  this  Additional
                 Termination  Event;  notwithstanding  anything to the contrary in Section  6(c)(ii),  payments and deliveries  under  Section  2(a)(i) or Section  2(e) in  respect  of the  Terminated  Transactions resulting  from  this  Additional  Termination  Event  will be  required  to be made  through  and including  the  Early  Termination  Date  designated  as a result of this  Additional  Termination
                 Event;  provided,  for the avoidance of doubt,  that any such payments or deliveries that are made on or prior to such Early  Termination  Date will not be treated as Unpaid  Amounts in determining the amount  payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the  contrary  in  Section  6(d)(i),  (I) if, no later  than 4:00 pm New York City time on the day that is four  Business  Days  prior to the  final  Distribution  Date  specified  in the  Optional
                 Termination  Notice,  the Trustee requests the amount of the Estimated Swap  Termination  Payment,
                 Party A shall  provide to the  Trustee in writing  (which may be done in  electronic  format)  the amount of the Estimated Swap  Termination  Payment no later than 2:00 pm New York City time on the following  Business  Day and (II) if the Trustee  provides  written  notice  (which may be done in electronic  format) to Party A no later  than two  Business  Days prior to the final  Distribution
                 Date  specified  in the  Optional  Termination  Notice  that  all  requirements  of  the  Optional
                 Termination  have been met, then Party A shall,  no later than one Business Day prior to the final
                 Distribution  Date  specified  in  the  Optional   Termination   Notice,   make  the  calculations
                 contemplated  by Section 6(e) of the ISDA Master  Agreement (as amended herein) and provide to the
                 Trustee in writing  (which may be done in electronic  format) the amount payable by either Party B or Party A in respect of the related Early  Termination  Date in connection  with this  Additional
                 Termination Event;  provided,  however,  that the amount payable by Party B, if any, in respect of the related  Early  Termination  Date shall be the lesser of (x) the amount  calculated  to be due from Party B pursuant to Section 6(e) and (y) the  Estimated  Swap  Termination  Payment;  and (E)
                 notwithstanding  anything to the contrary in this Agreement,  any amount due from Party B to Party
                 A in respect of this Additional  Termination Event will be payable on the final  Distribution Date specified  in the  Optional  Termination  Notice  and any  amount  due from  Party A to Party B in respect of this Additional  Termination  Event will be payable one Business Day prior to the final
                 Distribution Date specified in the Optional  Termination  Notice.  The Trustee shall be an express third party  beneficiary  of this  Agreement as if a party  hereto to the extent of the  Trustee's rights specified  herein.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings  Threshold,  then Party A shall, as soon as reasonably  practicable and so long as a
         Required Ratings Downgrade Event is in effect, at its own expense,  using commercially  reasonable  efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e)      [RESERVED]

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted  Transfer pursuant to Section  6(b)(ii),  Part 5(d), and Part
                  5(e), or the  succeeding  sentence,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether  by way of  security  or  otherwise)  as a whole or in part  any of its  rights, obligations  or interests  under the  Agreement  or any  Transaction  unless (a) the prior  written consent of the other party is  obtained  and (b) the Rating  Agency  Condition  has been  satisfied with  respect to S&P.  At any time at which no  Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer."

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party A's  expense,  execute  such  documentation provided to it as is reasonably deemed necessary by Party A to effect such transfer.

(g)      NON-RECOURSE.  Party A acknowledges and agree that,  notwithstanding  any provision in this Agreement to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust and the proceeds thereof,  in accordance with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of the Party B with respect to any  claims,  losses,  damages,  liabilities,  indemnities  or  other  obligations  in  connection  with any transactions  contemplated  hereby.  In the event  that the  Supplemental  Interest  Trust and the  proceeds thereof,  should be  insufficient  to satisfy all claims  outstanding  and following the  realization of the account  held  by the  Supplemental  Interest  Trust  and  the  proceeds  thereof,  any  claims  against  or obligations  of  Party B under  the  ISDA  Master  Agreement  or any  other  confirmation  thereunder  still outstanding  shall be  extinguished  and  thereafter  not revive.  The  Supplemental  Interest Trust Trustee shall not have  liability  for any  failure  or delay in making a  payment  hereunder  to Party A due to any failure or delay in  receiving  amounts in the  account  held by the  Supplemental  Interest  Trust from the
         Trust  created  pursuant  to  the  Pooling  and  Servicing  Agreement.   This  provision  will  survive  the
         termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered a Replacement  Transaction  with Party B, then such  Unfunded  Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the  payment  would  have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(i)      RATING AGENCY  NOTIFICATIONS.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each Swap  Rating  Agency has been given prior written notice of such designation or transfer.

(j)      NO SET-OFF.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding any other provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other  party  under any other  agreements.  Section  6(e) shall be amended by deleting the following  sentence:  "The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)      AMENDMENT.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Swap Rating  Agencies has been provided prior written  notice of the same and such  amendment  satisfies the
         Rating Agency Condition with respect to S&P.

(l)      NOTICE OF  CERTAIN  EVENTS  OR  CIRCUMSTANCES.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other  Party and to each Swap  Rating  Agency  notice of such  event or  condition;  provided  that failure to provide  notice of such event or  condition  pursuant to this Part 5(l) shall not  constitute  an
         Event of Default or a Termination Event.

(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other  person in  instituting  against  Party B, the  Supplemental  Interest  Trust or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings  or other  proceedings  under any  federal or state  bankruptcy  or similar  law for a period  of one year  (or,  if  longer,  the  applicable  preference  period)  and one day following  payment in full of the  Certificates  and any Notes.  This provision will survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank Trust Company Americas  ("DEUTSCHE") not
         in its  individual  capacity,  but solely as  Supplemental  Interest  Trust  Trusteee  under the Pooling and
         Servicing  Agreement in the exercise of the powers and authority  conferred  and invested in it  thereunder;
         (b) Deutsche has been directed pursuant to the Pooling and Servicing  Agreement to enter into this Agreement and to perform its  obligations  hereunder  and nothing  herein shall be construed as creating any liability for Deutsche,  individually or personally,  to perform any covenant  (either  express or implied)  contained herein,  and all such liability,  if any, is hereby expressly waived by the parties hereto,  and such waiver shall  bind any  third  party  making a claim  by or  through  one of the  parties  hereto;  (c) each of the representations,  undertakings  and agreements  herein made on behalf of Party B is made and intended not as personal  representations  of the  Supplemental  Interest  Trust but is made and intended for the purpose of binding  only  Party  B; and (d)  under no  circumstances  shall  Deutsche  in its  individual  capacity  be
         personally   liable  for  any  payments   hereunder  or  for  the  breach  or  failure  of  any  obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      AGENT FOR PARTY B. Party A  acknowledges  that the Depositor has appointed the  Supplemental  Interest Trust
         Trustee as its agent under the Pooling and Servicing  Agreement to carry out certain  functions on behalf of
         Party B, and that the  Supplemental  Interest Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)      ESCROW  PAYMENTS.  If (whether by reason of the time difference  between the cities in which payments are to be made or  otherwise)  it is not  possible for  simultaneous  payments to be made on any date on which both parties are required to make payments  hereunder,  either Party may at its option and in its sole discretion notify the other  Party that  payments  on that date are to be made in escrow.  In this case  deposit of the payment  due  earlier  on that  date  shall be made by 2:00 pm  (local  time at the  place  for the  earlier payment) on that date with an escrow agent  selected by the  notifying  party,  accompanied  by  irrevocable payment  instructions  (i) to release the deposited  payment to the intended  recipient  upon receipt by the escrow agent of the required  deposit of any  corresponding  payment  payable by the other party on the same date accompanied by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment is not made on that same date, to return the payment deposited to the party that paid it into  escrow.  The party  that  elects to have  payments  made in escrow  shall pay all costs of the escrow arrangements.

 (r)     CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF  PARTY A.  Party A  represents  to Party B on the date on which  Party A enters into each Transaction that:--

                  Party A's obligations  under this Agreement rank pari passu with all of Party A's other  unsecured, unsubordinated obligations except those obligations preferred by operation of law.

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this  Agreement that it is entering  into the Agreement  and the  Transaction  as principal and not as agent of any person.  The  Supplemental  Interest  Trust Trustee  represents to Party A on the date on which the
                  Supplemental  Interest Trust Trustee  executes this Agreement that it is executing the Agreement in its capacity as the Supplemental Interest Trust Trustee.

(w)      ACKNOWLEDGEMENTS.

         (i)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof that the other party has engaged in (or  refrained  from  engaging in)  substantial financial  transactions  and has taken  (or  refrained  from  taking)  other  material  actions  in reliance  upon the entry by the parties into the  Transaction  being  entered into on the terms and conditions  set  forth  herein  and in  the  Pooling  and  Servicing  Agreement  relating  to  such
                  Transaction,  as  applicable.  This  paragraph  shall be deemed  repeated on the trade date of each
                  Transaction.

         (ii)     BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)      [Reserved]

(y)      [Reserved]

(z)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "APPROVED  RATINGS  THRESHOLD"  means each of the S&P Approved  Ratings  Threshold  and the Moody's
                  First Trigger Ratings Threshold.

                  "APPROVED  REPLACEMENT"  means,  with respect to a Market  Quotation,  an entity making such Market
                  Quotation,  which entity would  satisfy  conditions  (a),  (b),  (c) and (e) of the  definition  of
                  Permitted  Transfer (as  determined  by Party B in its sole  discretion,  acting in a  commercially reasonable  manner) if such entity were a  Transferee,  as defined in the  definition  of Permitted
                  Transfer.

                  "DERIVATIVE  PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole Affected
                  Party or (iii) an Additional  Termination  Event with respect to which Party A is the sole Affected
                  Party.

                  "ELIGIBLE  GUARANTEE"  means an unconditional  and irrevocable  guarantee of all present and future obligations  (for the  avoidance  of doubt,  not limited to payment  obligations)  of Party A or an
                  Eligible  Replacement to Party B under this Agreement that is provided by an Eligible  Guarantor as principal  debtor  rather  than surety and that is  directly  enforceable  by Party B, the form and substance of which  guarantee are subject to the Rating Agency  Condition  with respect to S&P, and either (A) a law firm has given a legal opinion  confirming that none of the  guarantor's  payments to Party B under such  guarantee  will be  subject  to Tax  collected  by  withholding  or (B) such guarantee provides that, in the event that any of such guarantor's  payments to Party B are subject to Tax collected by  withholding,  such guarantor is required to pay such  additional  amount as is necessary  to ensure  that the net amount  actually  received by Party B (free and clear of any Tax collected  by  withholding)  will equal the full  amount  Party B would have  received  had no such withholding been required.

                  "ELIGIBLE  GUARANTOR"  means an entity that (A) has credit  ratings  from S&P at least equal to the
                  S&P  Approved  Ratings  Threshold  and (B) has credit  ratings  from  Moody's at least equal to the
                  Moody's Second Trigger Required Ratings  Threshold,  provided,  for the avoidance of doubt, that an
                  Eligible  Guarantee of an Eligible  Guarantor  with credit  ratings below the Moody's First Trigger
                  Approved  Ratings  Threshold  will not cause a Collateral  Event (as defined in the Credit  Support
                  Annex) not to occur or continue  with  respect to Moody's.  All credit  ratings  described  in this definition of Eligible Guarantor shall be provided to Party B in writing upon request of Party B.

                  "ELIGIBLE  REPLACEMENT" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved  Ratings  Threshold,  and (b) has credit ratings from Moody's at least equal to the Moody's  Second  Trigger  Ratings  Threshold,  provided,  for the  avoidance of doubt,  that an
                  Eligible  Replacement  with credit ratings below the Moody's First Trigger  Ratings  Threshold will not cause a  Collateral  Event (as  defined in the Credit  Support  Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future  obligations  (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed pursuant  to an  Eligible  Guarantee  and (B) that has  executed  an Item 1115  Agreement  with the
                  Depositor.  All credit  ratings  described  in this  definition  of Eligible  Replacement  shall be provided to Party B in writing upon request of Party B.

                  "ESTIMATED SWAP TERMINATION  PAYMENT" means,  with respect to an Early  Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable manner as the maximum payment that  could be owed by Party B to Party A in respect of such Early  Termination  Date  pursuant  to
                  Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                  "FIRM OFFER"  means (A) with respect to an Eligible  Replacement,  a quotation  from such  Eligible
                  Replacement  (i) in an amount equal to the actual amount payable by or to Party B in  consideration of an  agreement  between  Party  B and  such  Eligible  Replacement  to  replace  Party  A as  the counterparty  to this  Agreement  by way of  novation  or, if such  novation  is not  possible,  an agreement  between Party B and such Eligible  Replacement  to enter into a Replacement  Transaction
                  (assuming  that  all  Transactions  hereunder  become  Terminated  Transactions),   and  (ii)  that
                  constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty  to this
                  Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible
                  Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible  Guarantee  that will become  legally  binding upon such Eligible Guarantor  upon acceptance by the offeree.

                  "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

                  "MOODY'S  FIRST  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings  from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A2" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-1",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt  rating or  counterparty  rating  from  Moody's,  a  long-term  unsecured  and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  SECOND  TRIGGER  RATINGS  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an
                  Eligible Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3" and a short-term  unsecured and unsubordinated debt rating from  Moody's  of  "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "PERMITTED  TRANSFER"  means a transfer by novation by Party A pursuant to Section  6(b)(ii),  Part
                  5(d),  Part 5(e),  or the second  sentence of Section 7 (as amended  herein) to a  transferee  (the
                  "TRANSFEREE")  of all,  but not less  than  all,  of Party  A's  rights,  liabilities,  duties  and obligations under this Agreement,  with respect to which transfer each of the following  conditions is satisfied:  (a) the  Transferee is an Eligible  Replacement  (b) Party A and the  Transferee are
                  both "dealers in notional principal  contracts" within the meaning of Treasury  regulations section
                  1.1001-4;  (c) as of the date of such transfer the Transferee  would not be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be required to gross up for such Tax under  Section  2(d)(i)(4);  (d) an Event of Default or  Termination  Event  would not occur  as a  result  of  such  transfer;  (e)  pursuant  to a  written  instrument  (the  "TRANSFER
                  Agreement"),  the Transferee  acquires and assumes all rights and  obligations of Party A under the
                  Agreement  and  the  relevant  Transaction;  (f)  Party  B  shall  have  determined,  in  its  sole discretion,  acting in a commercially  reasonable manner, that such Transfer Agreement is effective to  transfer to the  Transferee  all,  but not less than all,  of Party A's rights and  obligations under the Agreement and all relevant  Transactions;  (g) Party A will be responsible  for any costs or expenses  incurred in connection with such transfer  (including any replacement cost of entering into a  replacement  transaction);  (h) either (A) Moody's has been given prior  written  notice of such  transfer and the Rating  Agency  Condition is satisfied  with respect to S&P or (B) each Swap
                  Rating  Agency has been  given  prior  written  notice of such  transfer  and such  transfer  is in connection  with the  assignment  and  assumption of this  Agreement  without  modification  of its terms,  other  than party  names,  dates  relevant  to the  effective  date of such  transfer,  tax representations  (provided  that the  representations  in Part  2(a)(i) are not  modified)  and any other representations  regarding the status of the substitute  counterparty of the type included in
                  Part 5(b)(iv),  Part 5(v)(i)(2) or Part 5(v)(ii),  notice information and account details;  and (i)
                  such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                   "RATING AGENCY CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating Agency  specified in connection  with such proposed act or omission, that the party  acting or  failing  to act must  consult  with each of the  specified  Swap  Rating
                  Agencies  and  receive  from each such Swap Rating  Agency a prior  written  confirmation  that the proposed  action or inaction would not cause a downgrade or withdrawal of the  then-current  rating of any Certificates or Notes.

                  "RELEVANT  ENTITY"  means Party A and,  to the extent  applicable,  a  guarantor  under an Eligible
                  Guarantee.

                  "REPLACEMENT  TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated
                  Transactions,  a transaction or group of transactions  that (i) would have the effect of preserving for Party B the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)
                  by the  parties  under  Section  2(a)(i)  in  respect of such  Terminated  Transaction  or group of
                  Terminated  Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required  after that Date,  and (ii) has terms which are  substantially  the same as this
                  Agreement,  including,  without limitation,  rating triggers,  Regulation AB compliance, and credit support  documentation,  save for the exclusion of provisions relating to Transactions that are not
                  Terminated Transaction,  as determined by Party B in its sole discretion,  acting in a commercially reasonable manner.

                  "REQUIRED  RATINGS DOWNGRADE EVENT" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

                  "REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold  and the Moody's
                  Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

                  "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from
                  S&P of "A-1",  or, if such entity does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
                  S&P of "A+".

                  "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
                  Guarantee or an Eligible  Replacement,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from S&P of "BBB+".

                  "SWAP RATING AGENCIES" means, with respect to any date of  determination,  each of S&P and Moody's, to the extent  that each such rating  agency is then  providing a rating for any of the RALI Series
                  2007-QO2   Trust,   Mortgage   Asset-Backed   Pass-Through   Certificates,   Series  2007-QO2  (the
                  "Certificates") or any notes backed by the Certificates (the "Notes").

                                 [Remainder of this page intentionally left blank.]

4.       Account Details and Settlement Information:

Payments to Party A:                A/C With - DB Trust Co. Americas, New York
                                    Swift Code - BKTRUS33 / ABA 021001033
                                    Favour of - Deutsche Bank AG, New York
                                    Account Number - 01 473 969

Payments to Party B:                Deutsche Bank Trust Company Americas
                                    ABA #:           021-001-033
                                    Acct #:          01419663
                                    Acct Name:       NYLTD Funds Control - Stars West
                                    Ref:             RALI 2007-QO2
                                    Attn:            Erica Judd/RALI 2007-QO2

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

DEUTCSHE BANK AG, NEW YORK BRANCH

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST
TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST WITH RESPECT TO RALI SERIES 2007-QO2 TRUST, MORTGAGE ASSET-BACKED
PASS-THROUGH CERTIFICATES, SERIES 2007-QO2

By:      _______________________________
         Name:
         Title:

                                                    SCHEDULE I
 (all such dates subject to No Adjustment with respect to Floating Rate I Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate II Payer Period End Dates)

          From and including                        To but excluding                    Notional Amount (USD)
            Effective Date                             3/25/2007                            533,269,080.27
              3/25/2007                                4/25/2007                            520,285,679.77
              4/25/2007                                5/25/2007                            507,681,919.51
              5/25/2007                                6/25/2007                            495,381,471.20
              6/25/2007                                7/25/2007                            483,377,069.02
              7/25/2007                                8/25/2007                            471,661,620.65
              8/25/2007                                9/25/2007                            460,228,203.16
              9/25/2007                                10/25/2007                           449,070,058.89
              10/25/2007                               11/25/2007                           438,180,591.61
              11/25/2007                               12/25/2007                           427,553,362.60
              12/25/2007                               1/25/2008                            417,182,086.94
              1/25/2008                                2/25/2008                            407,060,629.82
              2/25/2008                                3/25/2008                            397,183,002.98
              3/25/2008                                4/25/2008                            387,543,361.22
              4/25/2008                                5/25/2008                            378,135,998.97
              5/25/2008                                6/25/2008                            368,955,346.99
              6/25/2008                                7/25/2008                            359,995,969.07
              7/25/2008                                8/25/2008                            351,252,558.94
              8/25/2008                                9/25/2008                            342,719,937.09
              9/25/2008                                10/25/2008                           334,393,047.82
              10/25/2008                               11/25/2008                           326,266,956.23
              11/25/2008                               12/25/2008                           318,336,845.37
              12/25/2008                               1/25/2009                            310,598,013.43
              1/25/2009                                2/25/2009                            303,045,870.98
              2/25/2009                                3/25/2009                            295,675,938.31
              3/25/2009                                4/25/2009                            288,483,842.80
              4/25/2009                                5/25/2009                            281,465,316.36
              5/25/2009                                6/25/2009                            274,616,192.96
              6/25/2009                                7/25/2009                            267,932,406.17
              7/25/2009                                8/25/2009                            261,409,986.81
              8/25/2009                                9/25/2009                            255,045,060.61
              9/25/2009                                10/25/2009                           248,833,845.98
              10/25/2009                               11/25/2009                           242,772,651.74
              11/25/2009                               12/25/2009                           236,857,875.01
              12/25/2009                               1/25/2010                            231,085,999.11
              1/25/2010                                2/25/2010                            225,453,591.47
              2/25/2010                                3/25/2010                            219,957,301.65
              3/25/2010                                4/25/2010                            214,593,859.35
              4/25/2010                                5/25/2010                            209,360,072.55
              5/25/2010                                6/25/2010                            204,252,825.60
              6/25/2010                                7/25/2010                            199,269,077.39
              7/25/2010                                8/25/2010                            194,405,859.62
              8/25/2010                                9/25/2010                            189,660,275.00
              9/25/2010                                10/25/2010                           185,029,495.62
              10/25/2010                               11/25/2010                           180,510,761.26
              11/25/2010                               12/25/2010                           176,101,377.74
              12/25/2010                               1/25/2011                            171,798,715.43
              1/25/2011                                2/25/2011                            167,600,207.64
              2/25/2011                                3/25/2011                            163,503,349.14
              3/25/2011                                4/25/2011                            159,505,694.68
              4/25/2011                                5/25/2011                            155,604,857.58
              5/25/2011                                6/25/2011                            151,798,508.32
              6/25/2011                                7/25/2011                            148,084,373.19
              7/25/2011                                8/25/2011                            144,460,232.91
              8/25/2011                                9/25/2011                            140,923,921.40
              9/25/2011                                10/25/2011                           137,473,324.47
              10/25/2011                               11/25/2011                           134,106,378.55
              11/25/2011                               12/25/2011                           130,821,069.56
              12/25/2011                               1/25/2012                            127,615,431.65
              1/25/2012                             Termination Date                        124,487,546.11

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                                             ANNEX A

                                                       ISDA(R)
                                                CREDIT SUPPORT ANNEX
                                               to the Schedule to the
                                               ISDA Master Agreement
                                       dated as of February 27, 2007 between
                                                The Bank of New York
                                (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
 RALI Series 2007-QO2 Trust by Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as the supplemental interest trust trustee (the "Supplemental Interest Trust Trustee")
                             (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the  Agreement, this Credit Support Annex shall relate solely to the Transaction  documented in the Confirmation  dated December 28,
2006, between Party A and Party B, Reference Number 38936.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand  made by the  Secured  Party  on or  promptly  following  a  Valuation  Date"  and inserting  in lieu  thereof  the words  "not  later  than the close of  business  on each
                           Valuation  Date on which (A) a Moody's  First  Trigger  Event or Moody's  Second  Trigger
                           Event has occurred and has been  continuing  (x) for at least 30 Local  Business  Days or
                           (y) since this Annex was executed,  (B) an S&P/Fitch  Rating Threshold Event has occurred and been continuing for at least 30 days or (C) an  S&P/Fitch Required  Ratings Downgrade
                           Event has occurred and is  continuing"  and (II) by deleting in its entirety the sentence beginning "Unless  otherwise  specified in Paragraph 13" and ending "(ii) the Value as of that  Valuation  Date of all  Posted  Credit  Support  held by the  Secured  Party."  and inserting in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any Valuation  Date will equal the greatest of

                           (1)      the amount by which (a) the S&P/Fitch  Credit  Support Amount for such Valuation
                                    Date exceeds (b) the  S&P/Fitch  Value as of such  Valuation  Date of all Posted
                                    Credit Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Credit  Support  Amount for
                                    such  Valuation  Date  exceeds (b) the Moody's  First  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit  Support Amount for
                                    such  Valuation  Date exceeds (b) the Moody's  Second  Trigger  Value as of such
                                    Valuation Date of all Posted Credit Support held by the Secured Party.

(B)      "RETURN  Amount" has the meaning  specified  in  Paragraph  3(b) as amended by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified in Paragraph  13" and ending "(ii) the
                           Credit Support Amount." and inserting in lieu thereof the following:

                           The "RETURN  AMOUNT"  applicable to the Secured  Party for any Valuation  Date will equal the least of

                           (1)      the amount by which (a) the  S&P/Fitch  Value as of such  Valuation  Date of all
                                    Posted  Credit  Support  held by the Secured  Party  exceeds  (b) the  S&P/Fitch
                                    Credit Support Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First  Trigger  Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's First Trigger Credit Support Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation
                                    Date of all Posted  Credit  Support  held by the Secured  Party  exceeds (b) the
                                    Moody's Second Trigger Credit Support Amount for such Valuation Date.

(C)      "CREDIT SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date,  reference shall be made to the S&P/Fitch  Credit Support Amount, the Moody's First Trigger  Credit  Support  Amount,  or the Moody's Second Trigger Credit
                           Support  Amount,  in each  case  for such  Valuation  Date,  as  provided  in  Paragraphs
                           13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the items set forth in Schedule I will  qualify as  "ELIGIBLE  COLLATERAL"  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD)

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  zero if (A) a Moody's First Trigger
                           Event or Moody's  Second  Trigger Event has occurred and has been  continuing  (x) for at least 30 Local  Business  Days or (y) since  this Annex was  executed,  (B) an S&P Rating
                           Threshold  Event or Fitch Rating  Threshold Event has occurred and been continuing for at least 30 days or (C) an S&P/Fitch  Required  Ratings  Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM  TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate Principal Balance of Certificates rated by S&P ceases to be more than USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the  nearest  integral  multiple of USD 10,000.  The
                           Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT" means Party A; provided,  however,  that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to  designate as
                  Valuation Agent an independent party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A. All  calculations  by the  Valuation  Agent must be made in  accordance  with standard  market  practice,  including,  in the event of a dispute as to the Value of any Eligible
                  Credit  Support or Posted  Credit  Support,  by making  reference  to  quotations  received by the
                  Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION DATE" means each Local Business Day for which the Threshold with respect to Party A equals zero.

(iii)    "VALUATION  TIME" means the close of business in the city of the Valuation  Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable;  provided that the calculations  of Value and  Exposure  will be made as of  approximately  the same time on the same date. The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification  Time on the applicable  Valuation Date
                  (or in the case of  Paragraph  6(d),  the  Local  Business  Day  following  the day on which  such relevant calculations are performed).

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)      EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the definitions of Valuation Agent or
                  Valuation  Date, at any time at which Party A (or, to the extent  applicable,  its Credit  Support
                  Provider)  does not have a long-term  unsubordinated  and unsecured debt rating of at least "BBB+"
                  from S&P, the Valuation Agent shall (A) calculate the Secured  Party's  Exposure and the S&P Value of Posted  Credit  Suppport on each  Valuation  Date based on  internal  marks and (B) verify such calculations  with  external  marks  monthly by obtaining  on the last Local  Business Day of each calendar  month two external  marks for each  Transaction  to which this Annex relates and for all
                  Posted Credit Suport;  such  verification  of the Secured  Party's  Exposure shall be based on the higher of the two  external  marks.  Each  external  mark in  respect  of a  Transaction  shall be obtained from an independent  Reference  Market-maker  that would be eligible and willing to enter into such  Transaction  in the  absence  of the  current  derivative  provider,  provided  that an external mark may not be obtained  from the same  Reference  Market-maker  more than four times in any 12-month  period.  The Valuation  Agent shall obtain these  external marks directly or through an  independent  third  party,  in either  case at no cost to Party B. The  Valuation  Agent shall calculate on each Valuation Date (for purposes of this  paragraph,  the last Local Business Day in each calendar  month referred to above shall be considered a Valuation  Date) the Secured  Party's
                  Exposure  based on the greater of the  Valuation  Agent's  internal  marks and the external  marks received.  If the S&P Value on any such  Valuation  Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit  Support Amount on such Valuation Date (in each case as determined  pursuant to this  paragraph),  Party A shall,  within three Local  Business Days of such Valuation Date,  Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)     NOTICE TO S&P. At any time at which Party A (or, to the extent  applicable,  its Credit  Support  Provider)
                  does not have a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent  shall  provide  to S&P not later  than the  Notification  Time on the Local
                  Business Day following each Valuation Date its  calculations of the Secured  Party's  Exposure and the S&P Value of any Eligible  Credit Support or Posted Credit  Support for that  Valuation  Date.
                  The  Valuation  Agent  shall also  provide to S&P any  external  marks  received  pursuant  to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination Events will be a
         "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected  Party if the  Termination
         Event occurs with respect to that party):  With respect to Party A: any Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.
(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of  Paragraphs  5(i)(C)
                  and 5(ii), the S&P/Fitch Value,  Moody's First Trigger Value, and Moody's Second Trigger Value, on
                  any date, of Eligible Collateral other than Cash will be calculated as follows:

                  For Eligible  Collateral in the form of securities listed in Paragraph  13(b)(ii):  the sum of (A)
                  the product of (1)(x) the bid price at the  Valuation  Time for such  securities  on the principal national  securities  exchange on which such securities are listed,  or (y) if such securities are not listed on a national  securities  exchange,  the bid price for such  securities  quoted at the
                  Valuation Time by any principal market maker for such securities  selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date,  the bid price listed or quoted (as the case may be) at the Valuation  Time for the day next  preceding such date on which such prices were available and (2) the applicable Valuation  Percentage for such Eligible Collateral,  and (B)
                  the accrued interest on such securities  (except to the extent Transferred to the Pledgor pursuant to  Paragraph  6(d)(ii)  or  included  in the  applicable  price  referred  to in the  immediately preceding clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any  Custodian)  will be entitled to hold
                  Posted Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as Custodian  (A) the entity then serving as Trustee or (B) a commercial  bank or trust  company  organized  under the laws of the  United  States or any state  thereof,  having assets of at least $10 Billion and a long term debt or a deposit  rating of at least (i) Baa2 from
                  Moody's and (ii) a short-term unsecured and unsubordinated debt rating from S&P of at least "A-1."

                  Initially, the CUSTODIAN for Party B is: The Trustee.

(ii)     USE OF  POSTED  COLLATERAL.  The  provisions  of  Paragraph  6(c)(i)  will  not  apply  to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST  RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash  that is held by  Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight  (or  redeemable  within two Local  Business  Days of demand)
                  [Permitted  Investments]  rated at least  AAAm or AAAm-G by S&P and  Prime-1  by Moody's or Aaa by
                  Moody's as directed by Party A (unless (x) an Event of Default or an Additional  Termination Event
                  has occurred  with respect to which Party A is the  defaulting  or sole  Affected  Party or (y) an
                  Early  Termination  Date  has  been  designated,  in  which  case  such  investment  shall be held uninvested).  Gains and losses  incurred in respect of any investment of Posted  Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

(ii)     TRANSFER OF INTEREST AMOUNT.  The Transfer of the Interest Amount will be made on the second Local Business
                  Day following the end of each calendar  month and on any other Local  Business Day on which Posted
                  Collateral  in the  form of  Cash is  Transferred  to the  Pledgor  pursuant  to  Paragraph  3(b);
                  provided,  however,  that the  obligation  of Party B to Transfer any  Interest  Amount to Party A
                  shall be limited to the extent that Party B has earned and received  such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the
         Notices Section of this  Agreement,  except that any demand,  specification  or notice shall be given to or made at the  following  addresses,  or at such other  address as the  relevant  party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A:

         The Bank of New York
         Collateral Management
         32 Old Slip, 16th Floor
         New York, New York 10286
         Phone:  (212) 804-5158
         Fax:    (212) 804-5818

         If to Party B:

         Deutsche Bank Trust Company Americas
         1761 East St. Andrew Place
         Santa Ana, CA 92705
         Attn: Trust Administration-RF0702
         Tele: 714-247-6000
         Fax: 714-855-1557

         If to Party B's Custodian:  Deutsche Bank Trust Company Americas

(l)      ADDRESS FOR  TRANSFERS.  Each  Transfer  hereunder  shall be made to the address  specified  below or to an address specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details:  To be specified in each notice.

         Party B account details:

         Deutsche Bank Trust Company-Americas
         ABA #: 021001033
         Bene Acct. 014-19-663
         Bene Acct. Name NYLTD Funds Control-Stars West
         Attn: Erica Judd/RALI Series 2007-QO2 Trust

         [Party B's Custodian account details]

(m)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties  hereto that (a) this Annex is executed by Deutsche  Bank Trust Company  Americas  ("DBTCA") not in
         individually  or  personally,  but solely as  Supplemental  Interest  Trust  Trustee  under the Pooling and
         Servicing  Agreement in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing  Agreement;  (b) DBTCA has been directed pursuant to the Pooling and Servicing
         Agreement to enter into this Annex and to perform its  obligations  hereunder and nothing herein  contained shall be  construed  as creating  any  liability  for DBTCA,  individually  or  personally,  to perform any covenant  (either  expressed  or  implied)  contained  herein,  and all such  liability,  if any, is hereby expressly  waived by the parties  hereto,  and such waiver  shall bind any third party making a claim by or through one of the parties hereto;  (c) each of the  representations,  undertakings  and agreements  herein made on  behalf  of  Party  B is made  and  intended  not as  personal  representations,  undertakings  and agreements  of DBTCA but is made and  intended for the purpose of binding  only the  Supplemental  Interest
         Trust;  (d) nothing  herein  contained  shall be construed as creating any  liability on the part of DBTCA, individually or personally,  to perform any covenant,  either expressed or implied,  contained herein,  all such  liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by, through or under the parties hereto;  and (e) under no circumstances  shall DBTCA be personally  liable for the  payment  of any  indebtedness  or  expenses  of Party B or be liable  for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by Party B under this Annex or any other related documents,  as to all of which recourse shall be had solely to the assets of the Supplemental
         Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(n)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  segregated  account,  which  shall be an Eligible
                  Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured  Party" as used in this Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge  and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P/Fitch Value,  Moody's First Trigger Value,  Moody's Second Trigger Value".  Paragraph
                  4(d)(ii) is hereby  amended by (A) deleting the words "a Value" and  inserting in lieu thereof "an
                  S&P/Fitch  Value,  Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and  inserting in lieu  thereof  "S&P/Fitch  Value,  Moody's  First  Trigger
                  Value,  and Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language) is hereby  amended by deleting the word "Value" and inserting in lieu thereof  "S&P/Fitch  Value,  Moody's First Trigger
                  Value,  or Moody's Second  Trigger  Value".  Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof  "S&P/Fitch  Value,  Moody's First Trigger
                  Value,  and Moody's Second  Trigger  Value".  Paragraph  5(i)(C) is hereby amended by deleting the word "the Value,  if" and  inserting  in lieu  thereof  "any one or more of the  S&P/Fitch  Value,
                  Moody's First Trigger  Value,  or Moody's Second Trigger  Value,  as may be".  Paragraph  5(ii) is
                  hereby  amended by (1) deleting the first  instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P/Fitch  Value,  Moody's First Trigger Value,  or Moody's Second
                  Trigger  Value" and (2)  deleting  the second  instance of the words "the Value" and  inserting in lieu thereof "such  disputed  S&P/Fitch  Value,  Moody's First Trigger  Value,  or Moody's  Second
                  Trigger  Value".  Each of Paragraph  8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and  inserting in lieu  thereof  "least of the  S&P/Fitch  Value,  Moody's  First
                  Trigger Value, and Moody's Second Trigger Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA
                  Agreements  Subject to New York Law Only  version) as  published  and  copyrighted  in 1994 by the
                  International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of  Default  to exist  with  respect to
                  Party B  except  that  Paragraph  7(i)  will  apply  to Party B solely  in  respect  of Party  B's obligations  under  Paragraph 3(b) of the Credit Support  Annex.  Notwithstanding  anything to the contrary in  Paragraph  7, any failure by Party A to comply with or perform any  obligation  to be complied  with or  performed by Party A under the Credit  Support  Annex shall only be an Event of
                  Default if (A) a Required Ratings  Downgrade Event has occurred and been continuing for 30 or more
                  Local  Business  Days and (B) such failure is not  remedied on or before the third Local  Business
                  Day after notice of such failure is given to Party A.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will  reimburse the Secured  Party for, all transfer and other taxes and other costs  involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph 6(d)(ii) is hereby amended by inserting  immediately after "the Interest Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

         (viii)   ADDITIONAL DEFINITIONS.  As used in this Annex:

                   "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word "Agreement" the words  "(assuming,  for this purpose  only,  that Part 1(f) of the Schedule is deleted)"  shall be inserted.

                  "FITCH RATING  THRESHOLD  EVENT" means,  on any date, no Relevant  Entity has credit  ratings from
                  Fitch which equal or exceed the Fitch Approved Ratings Threshold.

                  "LOCAL BUSINESS DAY" means,  for purposes of this Annex: any day on which (A) commercial banks are open for business  (including  dealings in foreign exchange and foreign currency  deposits) in New
                  York and the location of Party A, Party B and any Custodian,  and (B) in relation to a Transfer of
                  Eligible  Collateral,  any day on which the clearance  system  agreed  between the parties for the delivery of Eligible  Collateral is open for acceptance  and execution of settlement  instructions
                  (or in the  case of a  Transfer  of Cash or  other  Eligible  Collateral  for  which  delivery  is contemplated  by other  means a day on which  commercial  banks are open for  business  (including dealings in foreign exchange and foreign  deposits) in New York and the location of Party A, Party
                  B and any Custodian.

                  "MOODY'S  FIRST TRIGGER  EVENT" means that no Relevant  Entity has credit  ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means,  for any Valuation Date, the excess,  if any, of

                  (I)      (A)      for any  Valuation  Date on which (I) a Moody's First Trigger Event has occurred and has been  continuing  (x) for at least 30 Local  Business  Days or (y) since this  Annex  was  executed  and (II) it is not the case  that a  Moody's  Second
                                    Trigger Event has occurred and been  continuing  for at least 30 Local  Business
                                    Days,  an  amount  equal to the  greater  of (a) zero and (b) the sum of (i) the
                                    Secured  Party's  Exposure  for such  Valuation  Date and (ii) the sum, for each
                                    Transaction  to which  this Annex  relates,  of the  product  of the  applicable
                                    Moody's  First Trigger  Factor set forth in Table 1 and the Notional  Amount for such Transaction for the Calculation  Period which includes such Valuation Date;
                                    or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess,  if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger
                                    Ratings Event has occurred and been  continuing  for at least 30 Local  Business
                                    Days, an amount equal to the greatest of (a) zero,  (b) the aggregate  amount of the next payment due to be paid by Party A under each  Transaction to which this
                                    Annex  relates,  and (c) the sum of (x) the Secured  Party's  Exposure  for such
                                    Valuation  Date  and (y) the sum,  for each  Transaction  to  which  this  Annex relates, of

                                    (1)     if such Transaction is not a Transaction-Specific  Hedge, the product of the  applicable  Moody's  Second  Trigger  Factor  set  forth in Table 2 and the
                                    Notional Amount for such  Transaction for the Calculation  Period which includes such Valuation Date; or

                                    (2)     if such Transaction is a Transaction-Specific  Hedge, the product of the applicable  Moody's  Second Trigger Factor set forth in Table 3 and the Notional
                                    Amount for such  Transaction  for the  Calculation  Period which  includes  such
                                    Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S  SECOND  TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "PRICING SOURCES" means the sources of financial  information commonly known as Bloomberg,  Bridge
                  Information Services,  Data Resources Inc.,  Interactive Data Services,  International  Securities
                  Market Association,  Merrill Lynch Securities Pricing Service,  Muller Data Corporation,  Reuters,
                  Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "REMAINING WEIGHTED AVERAGE MATURITY" means, with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P/FITCH CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on  which  (i) a S&P  Rating  Threshold  Event or Fitch
                                    Rating  Threshold  Event has occurred and been  continuing for at least 30 days, or (ii) a  S&P/Fitch  Required  Ratings  Downgrade  Event  has  occurred  and is continuing,  an amount  equal to the sum of (1)  100.0% of the  Secured  Party's
                                    Exposure for such Valuation Date and (2) the sum, for each  Transaction to which
                                    this  Annex  relates,   of  the  product  of  the  Volatility  Buffer  for  such
                                    Transaction  and the Notional  Amount of such  Transaction  for the  Calculation
                                    Period of such Transaction which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P RATING  THRESHOLD  EVENT" means,  on any date, no Relevant Entity has credit ratings from S&P which equal or exceed the S&P Approved Ratings Threshold.

                  "S&P/FITCHVALUE"  means, on any date and with respect to any Eligible  Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible  Collateral and
                  (B) the  S&P/Fitch  Valuation  Percentage  for such  Eligible  Collateral  set forth in  paragraph
                  13(b)(ii).

                  "TRANSACTION  EXPOSURE"  means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any  Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise  is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest  rate swaption.

                  "VALUATION  PERCENTAGE" shall mean, for purposes of determining the S&P/Fitch Value, Moody's First
                  Trigger Value,  or Moody's Second Trigger Value with respect to any Eligible  Collateral or Posted
                  Collateral,  the  applicable  S&P/Fitch  Valuation  Percentage,  Moody's First  Trigger  Valuation
                  Percentage,  or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted
                  Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean,  in respect of any date,  the related  S&P/Fitch  Value,  the related  Moody's
                  First Trigger Value, and the related Moody's Second Trigger Value.

                  "VOLATILITY BUFFER" means, for any Transaction,  the related percentage set forth in the following table.

                  ---------------------------- -------------- --------------- --------------- ---------------

                  The higher of the S&P          Remaining      Remaining       Remaining       Remaining
                  credit rating of (i) Party     Weighted        Weighted        Weighted        Weighted
                  A and (ii) the Credit           Average        Average         Average         Average
                  Support Provider of           Maturity of    Maturity of     Maturity of     Maturity of
                  Party A, if applicable           such            such            such            such
                                                Transaction    Transaction     Transaction     Transaction
                                               up to 3 years  up to 5 years   up to 10 years  up to 30 years
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                   "A-2" or higher                 2.75%          3.25%           4.00%           4.75%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "A-3"                            3.25%          4.00%           5.00%           6.25%
                  ---------------------------- -------------- --------------- --------------- ---------------
                  ---------------------------- -------------- --------------- --------------- ---------------
                  "BB+" or lower                   3.50%          4.50%           6.75%           7.50%
                  ---------------------------- -------------- --------------- --------------- ---------------

                                 [Remainder of this page intentionally left blank]

                                                      Table 1

                                           MOODY'S FIRST TRIGGER FACTOR

                REMAINING
          WEIGHTED AVERAGE LIFE                        COLLATERAL
            OF HEDGE IN YEARS                           POSTING
                1 or less                                0.15%
More than 1 but not more than 2                          0.30%
More than 2 but not more than 3                          0.40%
More than 3 but not more than 4                          0.60%
More than 4 but not more than 5                          0.70%
More than 5 but not more than 6                          0.80%
More than 6 but not more than 7                          1.00%
More than 7 but not more than 8                          1.10%
More than 8 but not more than 9                          1.20%
More than 9 but not more than 10                         1.30%
More than 10 but not more than 11                        1.40%
More than 11 but not more than 12                        1.50%
More than 12 but not more than 13                        1.60%
More than 13 but not more than 14                        1.70%
More than 14 but not more than 15                        1.80%
More than 15 but not more than 16                        1.90%
More than 16 but not more than 17                        2.00%
More than 17 but not more than 18                        2.00%
More than 18 but not more than 19                        2.00%
More than 19 but not more than 20                        2.00%
More than 20 but not more than 21                        2.00%
More than 21 but not more than 22                        2.00%
More than 22 but not more than 23                        2.00%
More than 23 but not more than 24                        2.00%
More than 24 but not more than 25                        2.00%
More than 25 but not more than 26                        2.00%
More than 26 but not more than 27                        2.00%
More than 27 but not more than 28                        2.00%
More than 28 but not more than 29                        2.00%
              More than 29                               2.00%

                                                      Table 2

                         MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED
                                                 NOTIONAL AMOUNTS

              REMAINING
        WEIGHTED AVERAGE LIFE                      COLLATERAL
          OF HEDGE IN YEARS                   POSTING REQUIREMENT
              1 or less                              0.50%
More than 1 but not more than 2                      1.00%
More than 2 but not more than 3                      1.50%
More than 3 but not more than 4                      1.90%
More than 4 but not more than 5                      2.40%
More than 5 but not more than 6                      2.80%
More than 6 but not more than 7                      3.20%
More than 7 but not more than 8                      3.60%
More than 8 but not more than 9                      4.00%
More than 9 but not more than 10                     4.40%
More than 10 but not more than 11                    4.70%
More than 11 but not more than 12                    5.00%
More than 12 but not more than 13                    5.40%
More than 13 but not more than 14                    5.70%
More than 14 but not more than 15                    6.00%
More than 15 but not more than 16                    6.30%
More than 16 but not more than 17                    6.60%
More than 17 but not more than 18                    6.90%
More than 18 but not more than 19                    7.20%
More than 19 but not more than 20                    7.50%
More than 20 but not more than 21                    7.80%
More than 21 but not more than 22                    8.00%
More than 22 but not more than 23                    8.00%
More than 23 but not more than 24                    8.00%
More than 24 but not more than 25                    8.00%
More than 25 but not more than 26                    8.00%
More than 26 but not more than 27                    8.00%
More than 27 but not more than 28                    8.00%
More than 28 but not more than 29                    8.00%
             More than 29                            8.00%

                     Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                      Table 3

                           MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

               REMAINING
         WEIGHTED AVERAGE LIFE                      COLLATERAL
           OF HEDGE IN YEARS                    POSTING REQUIREMENT
               1 or less                               0.65%
More than 1 but not more than 2                        1.30%
More than 2 but not more than 3                        1.90%
More than 3 but not more than 4                        2.50%
More than 4 but not more than 5                        3.10%
More than 5 but not more than 6                        3.60%
More than 6 but not more than 7                        4.20%
More than 7 but not more than 8                        4.70%
More than 8 but not more than 9                        5.20%
More than 9 but not more than 10                       5.70%
More than 10 but not more than 11                      6.10%
More than 11 but not more than 12                      6.50%
More than 12 but not more than 13                      7.00%
More than 13 but not more than 14                      7.40%
More than 14 but not more than 15                      7.80%
More than 15 but not more than 16                      8.20%
More than 16 but not more than 17                      8.60%
More than 17 but not more than 18                      9.00%
More than 18 but not more than 19                      9.40%
More than 19 but not more than 20                      9.70%
More than 20 but not more than 21                     10.00%
More than 21 but not more than 22                     10.00%
More than 22 but not more than 23                     10.00%
More than 23 but not more than 24                     10.00%
More than 24 but not more than 25                     10.00%
More than 25 but not more than 26                     10.00%
More than 26 but not more than 27                     10.00%
More than 27 but not more than 28                     10.00%
More than 28 but not more than 29                     10.00%
              More than 29                            10.00%

                                                     SCHEDULE 1

                                                ELIGIBLE COLLATERAL

 ----------------------------------------------------------------------------------------------------------------
                                   ELIGIBLE COLLATERAL & VALUATION PERCENTAGES
                                                 MOODY'S AND S&P
 ----------------------------------------------------------------------------------------------------------------
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                           VALUATION PERCENTAGE*        VALUATION PERCENTAGE*
 -------- --------------------------------------------- ----------------------------- ---------------------------
 -------- --------------------------------------------- ----------------------------- ---------------------------
                                                                  MOODY'S                        S&P
 -------- --------------------------------------------- ----------------------------- ---------------------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
                                                        FIRST TRIGGER      SECOND        DAILY        WEEKLY
                                                                          TRIGGER
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (A)    Cash:  U.S.  Dollars in  depositary  account       100            100           100           100
          form
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (B)    U.S.  Treasury  Securities:  negotiable debt       100            100          98.9          98.6
          obligations  issued  by  the  U.S.  Treasury
          Department     after    July    18,     1984
          ("Treasuries")  having a remaining  maturity
          of up to and not more than 1 year.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (C)    Treasuries  having a  remaining  maturity of       100             99           98           97.3
          greater  than 1 year  but  not  more  than 2
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (D)    Treasuries  having a  remaining  maturity of       100             98          97.4          95.8
          greater  than 2 years  but not  more  than 3
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (E)    Treasuries  having a  remaining  maturity of       100             97          95.5          93.8
          greater  than 3 years  but not  more  than 5
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (F)    Treasuries  having a  remaining  maturity of       100             96          93.7          91.4
          greater  than 5 years  but not  more  than 7
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (G)    Treasuries  having a  remaining  maturity of       100             94          92.5          90.3
          greater  than 7 years  but not more  than 10
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (H)    Treasuries  having a  remaining  maturity of       100             90          91.1          86.9
          greater  than 10 years  but not more than 20
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (I)    Treasuries  having a  remaining  maturity of       100             88          88.6          84.6
          greater  than 20 years  but not more than 30
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (J)    Agency    Securities:     negotiable    debt       100             99          98.5           98
          obligations   of   the   Federal    National
          Mortgage  Association  (FNMA),  Federal Home
          Loan Mortgage Corporation  (FHLMC),  Federal
          Home Loan Banks (FHLB),  Federal Farm Credit
          Banks  (FFCB),  Tennessee  Valley  Authority
          (TVA)  (collectively,  "AGENCY  SECURITIES")
          issued  after  July 18,  1984  and  having a
          remaining maturity of not more than 1 year.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (K)    Agency   Securities   having   a   remaining       100             99          97.7          96.8
          maturity  of  greater  than 1 year  but  not
          more than 2 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (L)    Agency   Securities   having   a   remaining       100             98          97.3          96.3
          maturity  of  greater  than 2 years  but not
          more than 3 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (M)    Agency   Securities   having   a   remaining       100             96          94.5          92.5
          maturity  of  greater  than 3 years  but not
          more than 5 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (N)    Agency   Securities   having   a   remaining       100             93          93.1          90.3
          maturity  of  greater  than 5 years  but not
          more than 7 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (O)    Agency   Securities   having   a   remaining       100             93          90.7          86.9
          maturity  of  greater  than 7 years  but not
          more than 10 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (P)    Agency   Securities   having   a   remaining       100             89          87.7          81.6
          maturity  of  greater  than 10 years but not
          more than 20 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (Q)    Agency   Securities   having   a   remaining       100             87          84.4          77.9
          maturity  of  greater  than 20 years but not
          more than 30 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (R)    FHLMC Certificates.  Mortgage  participation       100             *           91.5          86.40
          certificates   issued  by  FHLMC  evidencing                     (daily
          undivided  interests  or  participations  in                  evaluation)
          pools of first lien  conventional  or FHA/VA                       86
          residential  mortgages  or deeds  of  trust,                    (weekly
          guaranteed  by FHLMC,  issued after July 18,                   valuation)
          1984 and having a remaining  maturity of not
          more than 30 years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (S)    FNMA      Certificates.      Mortgage-backed       100             *           91.5          86.40
          pass-through  certificates  issued  by  FNMA                     (daily
          evidencing  undivided  interests in pools of                  evaluation)
          first  lien  mortgages  or deeds of trust on                       86
          residential properties,  guaranteed by FNMA,                    (weekly
          issued  after  July 18,  1984  and  having a                   valuation)
          remaining  maturity  of  not  more  than  30
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
 -------- --------------------------------------------- --------------- ------------- ------------ --------------
   (T)    GNMA      Certificates.      Mortgage-backed       100             *           91.5          86.40
          pass-through  certificates issued by private                     (daily
          entities,  evidencing undivided interests in                  evaluation)
          pools of first  lien  mortgages  or deeds of                       86
          trust   on   single    family    residences,                    (weekly
          guaranteed   by  the   Government   National                   valuation)
          Mortgage  Association  (GNMA)  with the full
          faith  and  credit  of  the  United  States,
          issued  after  July 18,  1984  and  having a
          remaining  maturity  of  not  more  than  30
          years.
 -------- --------------------------------------------- --------------- ------------- ------------ --------------

*  percentage  to be  determined  when such other Item of Credit  Support  (including,  without  limitation,  Agency
Securities,  FHLMC Certificates , FNMA Certificates , GNMA Certificates , Commercial  Mortgage-Backed Securities and
Commercial Paper) has been approved by Moody's.

 --------------------------------------------------------------------------------------------------------------
                                  ELIGIBLE COLLATERAL & VALUATION PERCENTAGES
                                                     FITCH
 --------------------------------------------------------------------------------------------------------------
 ---------- ---------------------------------------------------------- ----------------------------------------
                                                                                VALUATION PERCENTAGE
                                                                              (RATING OF CERTIFICATES)
 ---------- ---------------------------------------------------------- ----------------------------------------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
                                                                         AAA        AA        A         BBB
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (A)     Cash:  U.S. Dollars in depositary account form               100%      100%      100%      100%
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (B)     U.S.  Treasury  Securities:  negotiable debt  obligations  97.5%     97.8%     98.4%     98.9%
            issued by the U.S.  Treasury  Department  after  July 18,
            1984 ("TREASURIES")  having a remaining maturity of up to
            and not more than 1 year.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (C)     Treasuries having a remaining  maturity of greater than 1  94.7%     95.3%     95.9%     96.5%
            year but not more than 2 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (D)     Treasuries having a remaining  maturity of greater than 2  94.7%     95.3%     95.9%     96.5%
            years but not more than 3 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (E)     Treasuries having a remaining  maturity of greater than 3  91.5%     92.5%     93.5%     94.5%
            years but not more than 5 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (F)     Treasuries having a remaining  maturity of greater than 5  89.0%     90.1%     91.2%     92.3%
            years but not more than 7 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (G)     Treasuries having a remaining  maturity of greater than 7  86.3%     87.5%     88.8%     90.0%
            years but not more than 10 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (H)     Treasuries  having a remaining  maturity of greater  than  83.0%     84.5%     86.0%     87.5%
            10 years but not more than 20 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (I)     Treasuries  having a remaining  maturity of greater  than  79.0%     80.7%     82.3%     84.0%
            20 years but not more than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (J)     Agency  Securities:  negotiable  debt  obligations of the     *         *         *          *
            Federal National  Mortgage  Association  (FNMA),  Federal
            Home Loan  Mortgage  Corporation  (FHLMC),  Federal  Home
            Loan Banks  (FHLB),  Federal  Farm Credit  Banks  (FFCB),
            Tennessee Valley Authority (TVA)  (collectively,  "AGENCY
            SECURITIES")  issued  after  July 18,  1984 and  having a
            remaining maturity of not more than 1 year.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (K)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 1 year but not more than 2 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (L)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 2 years but not more than 3 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (M)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 3 years but not more than 5 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (N)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 5 years but not more than 7 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (O)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 7 years but not more than 10 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (P)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 10 years but not more than 20 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------
    (Q)     Agency Securities having a remaining  maturity of greater     *         *         *          *
            than 20 years but not more than 30 years.
 ---------- ---------------------------------------------------------- --------- --------- --------- ----------

         * percentage  to be  determined  when such other Item of Credit  Support  (including,  without  limitation,
         Agency Securities,  FHLMC Certificates , FNMA Certificates , GNMA Certificates , Commercial Mortgage-Backed
         Securities and Commercial Paper) has been approved by Fitch.

         IN WITNESS  WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

                   THE BANK OF NEW YORK                      RALI SERIES 2007-QO2 TRUST

                                                             BY:  DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,  NOT  IN ITS
                                                             INDIVIDUAL  CAPACITY,  BUT SOLELY AS SUPPLEMENTAL  INTEREST
                                                             TRUST TRUSTEE
By:   _____________________________                          By:
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date: